SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  March 23, 1999




                               SEMCO Energy, Inc.
             (Exact name of registrant as specified in its charter)



   Michigan                           0-8503                     38-2144267
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               810-987-2200

Item 5.  Other Events.

     On March 15, 1999, the Company reached agreement for the sale of its natural gas marketing subsidiary, SEMCO Energy Services, Inc., to CoEnergy Trading Company, a subsidiary of MCN Energy Group, Inc. See exhibit hereto.

Item 7.(c)     Exhibits.
     99        Press Release issued March 22, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                                    (Registrant)



Dated:  March 23, 1999                  By: /s/William L. Johnson
                                            William L. Johnson
                                            Chairman, President and C.E.O.

                                 EXHIBIT INDEX
                                   Form 8-K
                                March 23, 1999



                                                                 Filed
                                                          --------------------
Exhibit                                                                  By
  No.               Description                           Herewith    Reference
--------            -----------                           --------    ---------

99        Press Release dated March 22, 1999.                 x